Exhibit 99.1

April 2005

Industrial Plant

Flat Consumer Rolled Sheet

Industrial Dross

Ingots Scrap Molten Scrap Metal

Recycler

Safe Harbor

Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the company’s registration statement on Form S-4 and its annual report on Form 10-K filed with the Securities and Exchange Commission.

Merger Overview

The Merger

Transaction Structure

Ownership

Listing

Senior Management

Board of Directors

Name / Headquarters

LTM Results(1)

Closing

Combined equity market capitalization of $440 million as of 12/09/04 market close Commonwealth shareholders received 0.815 shares of IMCO for each outstanding share

Approximately 54% IMCO shareholders and 46% Commonwealth shareholders

NYSE

Chairman and CEO – Steven J. Demetriou Chief Financial Officer – Michael D. Friday President, Rolled Products – John J. Wasz

9 Members – 4 IMCO, 4 Commonwealth, Chairman / CEO

Aleris International, Inc. / Beachwood, OH

$2.3 billion revenue $132 million EBITDA (excluding special items)

December 9, 2004

(1) All references to financial results are pro forma for the merger as of December 31, 2004; EBITDA excluding special items, excludes hedge, restructuring, merger costs and other one-time items.

A New Beginning

December 22, 2004, ‘Ringing the Bell’

Merger Rationale

Streamlines cost structure; creates value through synergies

Leverages core competencies; transfers best practices

Enhances metals sourcing capabilities

Improves competitive position through scale and scope

Strengthens management; enables productivity improvement

Improves access to capital markets

Accelerates ability to pursue growth opportunities

Creates a Leading Aluminum Company

Key Synergy Targets

Shared Services

Manufacturing /Six Sigma

Metals Sourcing

Non-Metals Purchasing/Logistics

Consolidate corporate headquarters and staff

Eliminate redundant public company costs

Implement predictive maintenance initiative

Energy utilization/melt loss improvement opportunities

Facility integration and headcount reduction

Expand supply base; optimize scrap mix

Increase customer scrap acquisition

Aggregate purchases and reduce vendors

Optimize logistics and leverage scale to reduce freight

Well-Defined Cost Related Synergies

Aleris Transformation

Pre-Merger

Strong Hazelett casting and rotary furnace technologies

Solid customer base

Distracted management

Under-performing

Untapped potential

Capital constraints

Aleris

Rapid culture change

Upgrade management

Increase focus and accountability

Relentless focus on productivity improvement

Optimize merger integration / exceed synergy targets

Improve metal margins

Future

Revitalized businesses

Higher quality business mix

De-leveraging

Industry consolidation opportunities

Improved EBITDA margins

Focus on return on capital

Pre-Merger

Post-Merger

2006 & Beyond

Significant Value Creation Opportunity

Preliminary Strategy

Relentless Productivity Improvement

Implement Six Sigma culture to transform manufacturing productivity

Exploit combined melting and processing technologies to lower cost

Utilize scrap sourcing capabilities to reduce purchased metal cost

Maximize low-cost continuous cast production to higher margin products

Core Business Growth

Pursue US industry acquisition opportunities

Expand European recycling and alloy operations

Explore Uhrichsville integrated recycling/sheet “footprint” in China

Unique Opportunity

Culture and Key Values

Sense of urgency—solve today’s problems today

Data driven; clearly defined measures

No bureaucracy

Minimum layers in organization

Relentless drive to be more productive in all we do

Unquestionable integrity

Global/international

Recognize great performance

Culture Change Underway

Successful Aleris Leader

Tough but motivating to employees

Proactive, communicative & value creating to customers

Aggressive but fair to suppliers / vendors

Knows (and uses) the numbers!

Hands on—able to take on wide span of control

Honest, candid, highest integrity

Complementary leadership

Aleris Leaders Can and Will Make a Difference

Business Overview

Mission Statement

To become a leading global provider of scrap-based aluminum and zinc products and services focused on generating the highest level of quality and productivity to exceed stakeholder expectations.

Focus on providing outstanding value to customers through delivery performance, quality, competitive prices and innovative product development.

Aleris International, Inc.

Overview

($M)

Recycling	Spec Alloy	Zinc	International	Rolled Products
▪ Recycles aluminum dross, new and old scrap ▪ Major customers – Alcoa, Alcan, Arco, Century ▪ Driven by use of recycled materials and the rigid container sheet and common alloy sheet sectors	▪ Recycles, processes and sells aluminum-based spec alloy ▪ Major customers – GM, Contech, DaimlerChrysler, Ford, Honda, Toyota, Nissan ▪ Driven by increasing usage of aluminum in automotive sector (particularly castings)	▪ Recycles zinc-bearing secondaries and other zinc materials to produce zinc oxide, zinc dust and zinc metal ▪ Major customers - Continental Tire, Dow Agrosciences, USX, Michelin, Sherwin-Williams ▪ Driven by castings, tire/auto industries and galvanized steel consumption	▪ Recycles aluminum dross and scrap; operates spec alloy facilities ▪ Major customers – Alcoa, Alcan, BMW, DaimlerChrysler, NEMAK, Alunorf ▪ Driven by auto sector in Europe, can sector in Brazil and industrial growth in Mexico	▪ Produces common alloy aluminum sheet (with various thickness, width and physical properties) ▪ Major customers- Alcoa Home Exteriors, Great Dane, Gentek ▪ Driven by building and construction, consumer durables, transportation







Sales $542M (Recycling and Spec Alloy)

Sales $206M (Zinc)

Sales $372M (International)

Sales $1,150M (Rolled Products)

Note: Sales are LTM as of December 2004.

14

Core Competency

Rotary Furnace Technology Provides Low Cost Molten Material

Core Competency

Continuous Casting Technology is Lowest Cost

Key Highlights

Leading industry positions to capitalize on rebounding markets

Favorable long-term industry trends

Superior low cost business model

Long-term relationships with blue chip customers

Diverse end-use applications

Limited commodity exposure

Experienced management team with proven new senior leadership

Significant liquidity / minimal amortization requirements

Strong Platform for Cash Flow and Profitability Growth

Leading Industry Positions

Recycled Aluminum / Common Zinc Dust

Spec Alloys Alloy Sheet(1) & Oxide

Industry Position #1 #2 #1

U.S. Production 10,000 4,300 530

(millions of lbs)

% U.S. Production 25% 25% 38%

Primary Competitors

Wabash Alloys

Scepter

Alcoa

Novelis

Quanex (Nichols)

Horsehead

Zochem

Well-Positioned in the Rebounding Industrial Economy

(1) Non-heat treat sheet, excluding can sheet.

Industry Trends

U.S. Primary Aluminum Supply(1)

Recycled 29%

Imports 14%

Primary 57%

Recycled 30%

Imports 42%

Primary 28%

1983 13.6 billion lbs.

2003 21.1 billion lbs.

Aluminum Content per Vehicle(2)

(pounds)

166

243

274

350

1991

1998

2003

2010E

(1) Source: The Aluminum Association

(2) Source: The Aluminum Association

Recycled Aluminum Provides 95% Energy Savings and 90% Lower Labor and Capital Costs vs. Primary

Industry Trends

Sheet and Plate Industry Utilization(1)

2000 2001 2002 2003 2004F 2005F

90% 80% 70% 60%

Operating Rate Historical Average

(1) Source: Management estimates.

Industry Structural Change

1998 – 2000 Industry Consolidation

Alcoa acquired Alumax, Golden Aluminum and Reynolds

Pechiney acquired Ravenswood (Century)

Wise Metals acquired Listerhill (Reynolds)

Michigan Avenue Partners acquired McCook (Reynolds)

MAP acquired Scottsboro (Norandal)

2001 – 2004 Capacity Restructuring

‘01 MAP shuttered McCook and Scottsboro

‘02 Kaiser declared bankruptcy

‘03 Alcan acquired Pechiney

‘04 Alcoa shuttered San Antonio

‘04 Ormet declared bankruptcy; currently on strike

‘04 Alcan rolling asset spin off “Novelis”

Structural North American Industry Capacity Utilization Shift

Superior Low Cost Business Model

Scrap Spread Versus P1020(1)

0.00 -5.00 -10.00 -15.00 -20.00 -25.00

Jan-99 Apr-99 Jul-99 Oct-99 Jan-00 Apr-00 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04

Sep-04

Scrap spread advantage

Rotary furnace technology

Cash Conversion Cost Index

Index

1.0 0.5 0.0

MRO(2) Utilities Labor

Direct Chill Continuous Casting

Vertical Integration of Best-in-Class Melting and Rolling Technologies

(1) Source: Commodities Metal Management Company (2) Maintenance, Repair and Operations.

Limited Commodity Exposure

Recycling & Alloy

Tolling

– Reduced working capital

– 59% of shipments Buy / sell

– Utilize hedges to minimize risk

Rolled Products

‘Pass-through’ of metal costs

Conversion fee based sales model

Hedging of metal purchases

Natural Gas

Natural gas hedged with contract adjustments and forward positions

Business Mix and Hedging Strategy Mitigates Commodity Risk

Key Business Drivers

Key Drivers

Volume / capacity utilization

Scrap spread and availability

Natural gas costs

Product mix

Blending efficiency

Metal recovery

Aleris cost structure

(% of sales)

Gross Profit 6%

Other Material 1%

Mfg O/H 19%

Freight 3%

Utilities 4%

Metal Cost 67%

Capacity Utilization is a Key Driver of

Performance

Rolled Products Metal Margin Opportunity

2003 2004 Actions

Priced product at premium to market

Lost significant sales volume

Re-priced product to re-gain share lost

Committed significant volume

Missed opportunity to realize price increases

Obtained 2H 04 price increase support

New 2005 market based contracts in place

MM Lbs.

1,200 1,000 800 600 400 200 0

1,023 1,006 967 884 905 801 775 $/lb. $0.42 $0.40 $0.38 $0.36 $0.34 $0.32 $0.30

1998 1999 2000 2001 2002 2003 2004

Shipments Metal Margin

Recent Performance

($ millions) 4Q

2004 2003 2004 2003

Reported

Revenue $372.6 $237.9 $1,226.6 $892.0

EBITDA 1.0 12.8 47.3 48.2

EPS (1.42) (0.27) (1.51) (0.06)

Proforma excluding special items (1)

Revenue $578.1 $451.5 $2,271.3 $1,709.7

EBITDA 38.6 19.3 132.0 78.5

EPS 0.28 (0.29) 0.69 0.42

(1)Includes results for both companies as if the merger had occurred on January 1, 2004 and certain purchase accounting adjustments and excludes results of Commonwealth Alflex division sold in July 2004 as well as special items of restructuring and impairment charges, mark-to-market FAS 133 derivative and hedge activity gains andand losses and a gain from a foreign currency transaction.

Cash & Debt Summary

(Millions of Dollars)

Dec. 31, 2004

Cash $30

Revolver 51

9% Sr. Unsecured Notes 125

10 3/8% Sr. Secured Notes 209

IRB Bonds 19

VAW-IMCO 8

Total Debt $412

Total Net Debt $382

Credit Statistics

LTM EBITDA $132

Debt to EBITDA 3.1

Net Debt to EBITDA 2.9

Liquidity $193

Improved Operating Performance Will Allow De-leveraging

Recent Stock Performance (ARS)

ALERIS INTL INC AS OF 5-APR-2005

30 25 20 15 10 5 3 2 1 0

MILLIONS

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